T. Rowe Price Emerging Europe Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2014

Under “Principal Risks” for the T. Rowe Price Emerging Europe Fund, the following risk is added:

Sanctions risk In response to recent political and military actions undertaken by Russia, the U.S. and the European Union have instituted various sanctions against Russia. These sanctions and the threat of additional sanctions could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The U.S. and/or the European Union could impose broader sanctions targeting specific Russian issuers or sectors of the Russian economy that could prohibit the fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or any retaliatory action by Russia could require the fund to freeze its existing investments in Russian companies. This could prohibit the fund from selling or transacting in these investments and could potentially impact the fund’s liquidity. Since the fund has significant exposure to Russian securities, these geopolitical actions could impair the fund’s ability to invest in accordance with its investment program.

The date of this supplement is April 30, 2014.

F131-041 4/30/14